Docket No.______________

                                   ASSIGNMENT

         WHEREAS, I, the undersigned, residing at the indicated address given below, have invented certain new and useful improvements in ___________________________________ Compounds and Methods for Using the Same,
for which an application for United States Letters Patent was ? signed by me as dated below.

--------------------------------------------
X
-----------------------------------------
filed                      , Serial No.                   ; and

         WHEREAS, Bioshield Technologies, Inc., existing by virtue of the laws of the State of Georgia, and having an office at 4405 International Boulevard, Suite B109, Norcross, GA 30093, is desirous of acquiring the entire right, title and interest in and to said invention and in and to any Letters Patent which may be granted therefor in the United States and in any and all foreign countries;

         NOW, THEREFORE, in view of my prior employment with Bioshield-Technologies, Inc., and other valuable consideration, I, the undersigned, have sold, assigned, and transferred, and by these presents do sell, assign, and transfer, unto said Bioshield-Technologies, Inc., its successors and assigns, the full and exclusive right to the said invention in the United States and its territorial possessions and in all foreign countries and the entire right, title, and interest in and to any and all Letters Patent which may be granted therefor in the United States and its territorial possessions and in any and all foreign countries and in and to any and all divisions, reissues, continuations, and extensions thereof.

         I hereby authorize and request the Patent Office Officials in the United States and in any and all foreign countries to issue any and all of said Letters Patent, when granted, to said Bioshield-Technologies, Inc., as the assignee of the entire right, title and interest in and to the same, for the sole use and behoof of said Bioshield-Technologies, Inc., its successors and assigns.

         FURTHER, I agree that I will communicate to said Bioshield-Technologies, Inc., or its representatives, any facts known to me respecting said invention; testify in any legal proceedings; sign all lawful papers; execute all divisional, continuation, substitution, renewal, and reissue applications; execute all necessary assignment papers to cause any and all of said Letters Patent to be issued to said Bioshield-Technologies, Inc.; make all rightful oaths; and generally do everything possible to aid the said Bioshield-Technologies, Inc., its successors and assigns, to obtain and enforce proper protection for said invention in the United States and in any and all foreign countries.

         I further, hereby, provide my authorization that my attorney may insert the filing date and serial number for this application, upon receipt, where indicated above prior to recordation.


                                                       Page One of Two Pages

                                                       Docket No. ____________
                                                      Assignment

IN TESTIMONY WHEREOF, I have hereunto set my hand this day of , 1998:

                                     Signed
                                                        Jacques E. Elfersy
                                    Address:


IN TESTIMONY WHEREOF, I have hereunto set my hand this day of , 1998:

                                     Signed
                                                      Joachim Berkner
                                    Address:


IN TESTIMONY WHEREOF, I have hereunto set my hand this     day of       , 1998:
                                                       ---        ---  -

                                     Signed
                                                               Timothy C. Moses
                                    Address:

State of Georgia           )
                                    )
County of Carroll          )

         On this day of , 1998, personally appeared before me the above-named JACQUES E. ELFERSY, JOACHIM BERKNER and TIMOTHY C. MOSES, to me known and known to me to be the persons described in the foregoing instrument, who executed the foregoing instrument, and who acknowledged the same to be their free act and deed in and for the purposes set forth in said instrument.


                                                           Notary Public

                  My Commission Expires:


SEAL

                                                        Page Two of Two Pages

                                                         Docket No. _________

                                   ASSIGNMENT

         WHEREAS, I, the undersigned, residing at the indicated address given below, have invented certain new and useful improvements in _____________________________________ Compounds and Methods for Using the Same,
for which an application for United States Letters Patent was ? signed by me as dated below.

--------------------------------- ---------------
X
----------------------------- ------------------------
filed                                   , Serial No.            ; and

         WHEREAS, Bioshield Technologies, Inc., existing by virtue of the laws of the State of Georgia, and having an office at 4405 International Boulevard, Suite B109, Norcross, GA 30093, is desirous of acquiring the entire right, title and interest in and to said invention and in and to any Letters Patent which may be granted therefor in the United States and in any and all foreign countries;

         NOW, THEREFORE, in view of my prior employment with Bioshield-Technologies, Inc., and other valuable consideration, I, the undersigned, have sold, assigned, and transferred, and by these presents do sell, assign, and transfer, unto said Bioshield-Technologies, Inc., its successors and assigns, the full and exclusive right to the said invention in the United States and its territorial possessions and in all foreign countries and the entire right, title, and interest in and to any and all Letters Patent which may be granted therefor in the United States and its territorial possessions and in any and all foreign countries and in and to any and all divisions, reissues, continuations, and extensions thereof.

         I hereby authorize and request the Patent Office Officials in the United States and in any and all foreign countries to issue any and all of said Letters Patent, when granted, to said Bioshield-Technologies, Inc., as the assignee of the entire right, title and interest in and to the same, for the sole use and behoof of said Bioshield-Technologies, Inc., its successors and assigns.

         FURTHER, I agree that I will communicate to said Bioshield-Technologies, Inc., or its representatives, any facts known to me respecting said invention; testify in any legal proceedings; sign all lawful papers; execute all divisional, continuation, substitution, renewal, and reissue applications; execute all necessary assignment papers to cause any and all of said Letters Patent to be issued to said Bioshield-Technologies, Inc.; make all rightful oaths; and generally do everything possible to aid the said Bioshield-Technologies, Inc., its successors and assigns, to obtain and enforce proper protection for said invention in the United States and in any and all foreign countries.

         I further, hereby, provide my authorization that my attorney may insert the filing date and serial number for this application, upon receipt, where indicated above prior to recordation.


                                                   Page One of Two Pages

                                                   Docket No. _________________
                                                    Assignment


IN TESTIMONY WHEREOF, I have hereunto set my hand this     day of       , 1998:
                                                       --         -- --

                                     Signed
                                             Jacques E. Elfersy
                                    Address:


IN TESTIMONY WHEREOF, I have hereunto set my hand this        day of    , 1998:
                                                       ------        ----

                                     Signed
                                                Joachim Berkner
                                    Address:


IN TESTIMONY WHEREOF, I have hereunto set my hand this        day of     , 1998:
                                                       ------        --- -- -

                                     Signed
                                                          Timothy C. Moses
                                    Address:

State of Georgia           )
                                    )
County of Carroll          )

     On this day of , 1998, personally appeared before me the above-named JACQUES E. ELFERSY, JOACHIM BERKNER and TIMOTHY C. MOSES, to me known and known to me to be the persons described in the foregoing instrument, who executed the foregoing instrument, and who acknowledged the same to be their free act and deed in and for the purposes set forth in said instrument.


                                                           Notary Public

                  My Commission Expires:


SEAL

                                                         Page Two of Two Pages

         Docket No.   _________________

                                   ASSIGNMENT

         WHEREAS, I, the undersigned, residing at the indicated address given below, have invented certain new and useful improvements in _____________________________________ Compounds and Methods for Using the Same,
for which an application for United States Letters Patent was ? signed by me as dated below.

----------------- ---------------------
X
---------------------- ------- ------
filed                                             , Serial No.            ; and

         WHEREAS, Bioshield Technologies, Inc., existing by virtue of the laws of the State of Georgia, and having an office at 4405 International Boulevard, Suite B109, Norcross, GA 30093, is desirous of acquiring the entire right, title and interest in and to said invention and in and to any Letters Patent which may be granted therefor in the United States and in any and all foreign countries;

         NOW, THEREFORE, in view of my prior employment with Bioshield-Technologies, Inc., and other valuable consideration, I, the undersigned, have sold, assigned, and transferred, and by these presents do sell, assign, and transfer, unto said Bioshield-Technologies, Inc., its successors and assigns, the full and exclusive right to the said invention in the United States and its territorial possessions and in all foreign countries and the entire right, title, and interest in and to any and all Letters Patent which may be granted therefor in the United States and its territorial possessions and in any and all foreign countries and in and to any and all divisions, reissues, continuations, and extensions thereof.

         I hereby authorize and request the Patent Office Officials in the United States and in any and all foreign countries to issue any and all of said Letters Patent, when granted, to said Bioshield-Technologies, Inc., as the assignee of the entire right, title and interest in and to the same, for the sole use and behoof of said Bioshield-Technologies, Inc., its successors and assigns.

         FURTHER, I agree that I will communicate to said Bioshield-Technologies, Inc., or its representatives, any facts known to me respecting said invention; testify in any legal proceedings; sign all lawful papers; execute all divisional, continuation, substitution, renewal, and reissue applications; execute all necessary assignment papers to cause any and all of said Letters Patent to be issued to said Bioshield-Technologies, Inc.; make all rightful oaths; and generally do everything possible to aid the said Bioshield-Technologies, Inc., its successors and assigns, to obtain and enforce proper protection for said invention in the United States and in any and all foreign countries.

         I further, hereby, provide my authorization that my attorney may insert the filing date and serial number for this application, upon receipt, where indicated above prior to recordation.


                                                          Page One of Two Pages

                                                  Docket No. ___________________
                                                    Assignment

IN TESTIMONY WHEREOF, I have hereunto set my hand this        day of   , 1998:
                                                       ------        ----

                                     Signed
                                           Jacques E. Elfersy
                                    Address:


IN TESTIMONY WHEREOF, I have hereunto set my hand this        day of     , 1998:
                                                       ------        ---- -

                                     Signed
                                                Joachim Berkner
                                    Address:


IN TESTIMONY WHEREOF, I have hereunto set my hand this        day of     , 1998:
                                                       ------        ----

                                     Signed
                                             Timothy C. Moses
                                    Address:

State of Georgia           )
                                    )
County of Carroll          )

         On this day of , 1998, personally appeared before me the above-named JACQUES E. ELFERSY, JOACHIM BERKNER and TIMOTHY C. MOSES, to me known and known to me to be the persons described in the foregoing instrument, who executed the foregoing instrument, and who acknowledged the same to be their free act and deed in and for the purposes set forth in said instrument.


                                               Notary Public

                  My Commission Expires:


SEAL

                                                  Page Two of Two Pages

                  Docket No.__________________

                                   ASSIGNMENT

         WHEREAS, I, the undersigned, residing at the indicated address given below, have invented certain new and useful improvements in ___________________________________ Compounds and Methods for Using the Same,
for which an application for United States Letters Patent was ? signed by me as dated below.

------------------------------ -----------
X
------------------------ -----------
filed                                                 , Serial
No.                                                   ; and

         WHEREAS, Bioshield Technologies, Inc., existing by virtue of the laws of the State of Georgia, and having an office at 4405 International Boulevard, Suite B109, Norcross, GA 30093, is desirous of acquiring the entire right, title and interest in and to said invention and in and to any Letters Patent which may be granted therefor in the United States and in any and all foreign countries;

         NOW, THEREFORE, in view of my prior employment with Bioshield-Technologies, Inc., and other valuable consideration, I, the undersigned, have sold, assigned, and transferred, and by these presents do sell, assign, and transfer, unto said Bioshield-Technologies, Inc., its successors and assigns, the full and exclusive right to the said invention in the United States and its territorial possessions and in all foreign countries and the entire right, title, and interest in and to any and all Letters Patent which may be granted therefor in the United States and its territorial possessions and in any and all foreign countries and in and to any and all divisions, reissues, continuations, and extensions thereof.

         I hereby authorize and request the Patent Office Officials in the United States and in any and all foreign countries to issue any and all of said Letters Patent, when granted, to said Bioshield-Technologies, Inc., as the assignee of the entire right, title and interest in and to the same, for the sole use and behoof of said Bioshield-Technologies, Inc., its successors and assigns.

         FURTHER, I agree that I will communicate to said Bioshield-Technologies, Inc., or its representatives, any facts known to me respecting said invention; testify in any legal proceedings; sign all lawful papers; execute all divisional, continuation, substitution, renewal, and reissue applications; execute all necessary assignment papers to cause any and all of said Letters Patent to be issued to said Bioshield-Technologies, Inc.; make all rightful oaths; and generally do everything possible to aid the said Bioshield-Technologies, Inc., its successors and assigns, to obtain and enforce proper protection for said invention in the United States and in any and all foreign countries.

         I further, hereby, provide my authorization that my attorney may insert the filing date and serial number for this application, upon receipt, where indicated above prior to recordation.


                                                           Page One of Two Pages

                                                       Docket No. ___________
                                                           Assignment

IN TESTIMONY WHEREOF, I have hereunto set my hand this        day of   , 1998:
                                                       ------        -----

                                     Signed
                                              Jacques E. Elfersy
                                    Address:


IN TESTIMONY WHEREOF, I have hereunto set my hand this        day of     , 1998:
                                                       ------        ---- -

                                     Signed
                                               Joachim Berkner
                                    Address:


IN TESTIMONY WHEREOF, I have hereunto set my hand this        day of     , 1998:
                                                       ------        - --


Signed
                                                  Timothy C. Moses
                                    Address:

State of Georgia           )
                                    )
County of Carroll          )

         On this day of , 1998, personally appeared before me the above-named JACQUES E. ELFERSY, JOACHIM BERKNER and TIMOTHY C. MOSES, to me known and known to me to be the persons described in the foregoing instrument, who executed the foregoing instrument, and who acknowledged the same to be their free act and deed in and for the purposes set forth in said instrument.


                                                      Notary Public

                  My Commission Expires:


SEAL

                                                  Page Two of Two Pages